UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2008

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-20800 (Commission File Number)	91-1572822 (I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Director
SIGNATURE

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02. Departure of Director.
(b) Mr. Donald N. Bauhofer, a member of the Board of Directors of Sterling Financial Corporation (“Sterling”), has resigned as a member of Sterling’s Board of Directors effective October 24, 2008 to focus on his real estate development business given the current state of the real estate market. Mr. Bauhofer’s resignation did not involve any disagreement with Sterling, Sterling’s management or Sterling’s Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 28, 2008 Date	By:	/s/ Daniel G. Byrne Daniel G. Byrne
Executive Vice President, Assistant Secretary and Principal Financial Officer